UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PAETEC Holding Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Notice of Annual Meeting of Stockholders of

To Be Held On:

Tuesday, June 9, 2009, at 9:30 a.m., Eastern Time

at The Brookwood Inn, 800 Pittsford-Victor Road, Pittsford, New York

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

This is a notice that the proxy materials for the PAETEC Holding Corp. 2009 Annual Meeting of Stockholders are available on the Internet.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 26, 2009.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25443, where the following materials are available.

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Proxy Card

• Annual Report on Form 10-K, which serves as our Annual Report to Stockholders

• Directions to the Annual Meeting
TO REQUEST A COPY
OF PROXY MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. You must bring with you a valid personal photo identification card in order to be admitted to the annual meeting. Directions to attend the annual meeting are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=25443.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

The Board of Directors unanimously recommends a vote “FOR” proposal 1.	2. The proxies are also authorized to vote in their discretion on such other business as may properly be brought before the Annual Meeting of Stockholders or any adjournments or postponements thereof.

1. To elect four directors.

NOMINEES: Arunas A. Chesonis Richard T. Aab	These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 15, 2009. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Alex Stadler Keith M. Wilson

Please note that you cannot use this notice to vote by mail.